UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2004

                              Sono-Tek Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

         New York                                             14-1568099
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(State of Incorporation)                                (I.R.S. Employer ID No.)

    2012 Route 9W, Milton, New York                             12547
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(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Company issued a press regarding being named exclusive distributor for EVS
Solder Recovery Systems in the United States and Canada.

Item 8.01: Other Events.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Christopher L. Coccio
    -------------------------
    Christopher L. Coccio
    Chief Executive Officer

September 27, 2004